UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2021
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd, Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 2, 2021, the Company issued a press release announcing its financial results for the three and six months ended December 31, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated by reference.
The information furnished in this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 1, 2021, Steven R. Fife’s title was changed from Interim President and Chief Executive Officer to President and Chief Executive Officer of LifeVantage Corporation (the “Company”). Mr. Fife also remains the Company’s Chief Financial Officer. In connection with this change in title, the Company’s Board of Directors (“Board”) also approved an increase in Mr. Fife’s base salary to $500,000 per year and set his target bonus at 70% of his annual base salary; provided, that for the fiscal year ended June 30, 2021, Mr. Fife’s target bonus will be prorated at 70% of his annual base salary beginning September 1, 2020 and 50% of his annual base salary for the period from July 1, 2020 through August 31, 2020.
Effective February 1, 2021, the Board also appointed Mr. Fife as a member of the Board to fill an existing vacancy on the Board. Mr. Fife was also appointed to the Strategic Planning Committee of the Board and will serve as the Chair of that committee. Mr. Fife will not receive any additional compensation for his service as a director.
The Company’s February 2, 2021, press release announcing the change in title for Mr. Fife and his appointment to the Board is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Fife and any other persons pursuant to which Mr. Fife was appointed as a member of the Board. There has been no transaction since the beginning of the Company’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Mr. Fife or any of his immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company on February 2, 2021, announcing its financial results for the three and six months ended December 31, 2020
99.2	Press Release issued by the Company on February 2, 2021, announcing the appointment of Chief Executive Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 2, 2021	By:	LIFEVANTAGE CORPORATION /s/ Steven R. Fife
		Name:	Steven R. Fife
		Title:	President, Chief Executive Officer, and Chief Financial Officer